SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 4, 2004

Commission File No. 1-15213

Braun Consulting, Inc.

(Exact name of registrant as specified in its charter)

Delaware	36-3702425
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

20 West Kinzie, Suite 1600 Chicago, Illinois	60610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (312) 984-7000

Former name or former address, if changed since last report:  Not Applicable

ITEM 7.      Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is furnished as part of this report:

99.1	Press Release of Braun Consulting, Inc., dated February 4, 2004, reporting financial results for the fourth quarter 2003.

ITEM 12.    Results of Operations and Financial Condition

On February 4, 2004, Braun Consulting, Inc., a Delaware corporation, issued a press release announcing its financial results for the fourth quarter ended December 31, 2003.  A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.”  This earnings release may also be found on the Company’s website at www.braunconsult.com on the Investor Relations page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in the capacities indicated on February 4, 2004.

Braun Consulting, Inc.

Date: February 4, 2004	/s/ Thomas A. Schuler
Thomas A. Schuler
Senior Vice President of Corporate Development and Investor Relations (Principal Financial Officer)